UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2026

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40770	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Corporate Center Drive, Suite 404 Monterey Park, CA	91754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

EXPLANATORY NOTE

On April 27, 2026, Focus Universal Inc., a Nevada corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose that the Company, through its wholly owned subsidiary, Lusher Holding LLC (“Lusher Holding”), had completed the acquisition of the Class A office and commercial property located at 901 Corporate Center Drive, Monterey Park, California 91754 (the “Property”).

This Amendment (the “Amendment”) amends the Initial 8-K to include the historical audited financial statements and unaudited pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K. This Amendment also amends the Initial 8-K to include additional disclosures under Items 7.01 and 8.01 of Form 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Property would have achieved had the Company completed its acquisition of the Property during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Property may achieve after the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged and is incorporated herein by reference.

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Item 7.01. Regulation FD Disclosure.

On April 27, 2026, the Company issued a press release announcing the acquisition of the Property. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

RISK FACTORS

Risks Related to Our Acquisition and Ownership of 901 Corporate Center Drive

The Property may not generate the rental income or operating cash flow we currently anticipate.

The value of the Property and the cash flow generated from its operations depend upon numerous factors, many of which are beyond our control, including market rental rates, occupancy levels, tenant demand, operating expenses, property taxes, insurance costs, economic conditions, and competition from other office properties. If the Property fails to generate anticipated rental income or incurs higher-than-expected operating expenses, our financial condition and results of operations could be adversely affected.

Our rental revenue is dependent upon the continued occupancy and financial condition of our tenants.

The Property is currently leased to multiple tenants (16). While many of the tenants are quite stable and many are government related entities, if one or more significant tenants fail to renew their leases, default on lease obligations, become insolvent, reduce their leased space, or otherwise terminate occupancy, rental revenue may decline. Replacing tenants may require substantial leasing commissions, tenant improvements, rent concessions, and extended vacancy periods.

The commercial office market continues to experience uncertainty.

Overall demand for office space in the region has been affected by evolving workplace trends, including remote and hybrid work arrangements. Reduced demand for traditional office space may result in lower occupancy rates, downward pressure on rental rates, longer leasing periods, and decreased property values. These trends could adversely affect the operating performance and valuation of the Property.

The Property is subject to refinancing and interest rate risks.

A substantial portion of the acquisition was financed through indebtedness. The East West Bank loan bears a fixed interest rate for an initial period and subsequently converts to a floating rate based upon the Wall Street Journal Prime Rate plus an applicable margin. Increases in interest rates could increase our debt service obligations and reduce cash flow available for operations and future investments. In addition, there can be no assurance that future refinancing will be available on favorable terms, if at all.

The acquisition has increased our leverage and debt obligations.

The acquisition required the Company to incur significant indebtedness. Increased leverage may limit our financial flexibility, reduce funds available for research and development and other corporate initiatives, increase vulnerability to adverse economic conditions, and require a substantial portion of future cash flow to be dedicated to debt service obligations.

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The Property may require capital expenditures greater than currently anticipated.

Commercial real estate assets require ongoing maintenance, repairs, renovations, tenant improvements, and capital expenditures. Unexpected structural issues, deferred maintenance, environmental conditions, building system failures, code compliance requirements, or other unforeseen matters could require substantial expenditure beyond those currently anticipated.

The value of the Property may fluctuate.

Commercial real estate values are influenced by numerous factors, including interest rates, capitalization rates, economic conditions, local market dynamics, tenant demand, operating performance, and investor sentiment. A decline in the value of the Property could adversely affect our financial condition and ability to obtain financing.

Property is subject to environmental and regulatory risks.

Owners of commercial real estate may be liable for environmental conditions existing on a property, regardless of whether the owner caused such conditions. The discovery of hazardous substances, environmental contamination, or non-compliance with applicable environmental laws could result in significant remediation costs, penalties, litigation, and limitations on the use or sale of the Property.

Natural disasters and other catastrophic events could adversely affect Property.

The Property is in Southern California, a region susceptible to earthquakes, wildfires, flooding, and other natural disasters. Although the Company maintains insurance coverage that it believes is appropriate, certain losses may be uninsured or underinsured. Significant damage to the Property could result in substantial repair costs, business interruption, tenant losses, and reduced rental income.

The Property is subject to competition from other commercial properties.

The Property competes with numerous offices and mixed-use properties in the greater Los Angeles region. Competing properties may offer lower rental rates, more attractive amenities, newer facilities, or more favorable lease terms. Increased competition may adversely affect occupancy levels and rental income.

Our ability to realize the anticipated benefits of the acquisition is subject to execution risks.

The Company expects the acquisition to provide recurring rental income, long-term appreciation potential, and a strategic corporate location. There can be no assurance that these anticipated benefits will be realized within the expected timeframe or at all. If the Property does not perform as expected, our investment may not generate the returns anticipated by management.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses or Funds Acquired.

Filed herewith as Exhibit 99.3 are the audited financial statements of 901 Corporate Center Drive for the year ended December 31, 2025 and the period from January 1, 2026 through April 16, 2026, in accordance with Rule 3-14 of Regulation S-X.

(b)	Pro Forma Financial Information:

Filed herewith as Exhibit 99.4 is the unaudited pro forma condensed consolidated financial information of the Company and its subsidiaries.

(d)	Exhibits

Exhibit Number	Description
10.1*	Purchase and Sale Agreement between 901 Corporate Center, LP and Focus Universal Inc. dated January 21, 2026, as filed with the Commission on April 27, 2026.
10.2*	First Amendment to the Purchase and Sale Agreement between 901 Corporate Center, LP and Focus Universal Inc. dated February 20, 2026, as filed with the Commission on April 27, 2026.
10.3*	Second Amendment to the Purchase and Sale Agreement between 901 Corporate Center, LP and Focus Universal Inc. dated March 5, 2026, as filed with the Commission on April 27, 2026.
10.4*	Third Amendment to the Purchase and Sale Agreement between 901 Corporate Center, LP and Focus Universal Inc. dated March 13, 2026, as filed with the Commission on April 27, 2026.
10.5**	Business Loan Agreement between Lusher Holding LLC and East West Bank dated March 30, 2026, as filed with the Commission on April 23, 2026.
10.6**	Promissory Note between Lusher Holding LLC and East West Bank dated March 30, 2026, as filed with the Commission on April 23, 2026.
99.1*	Los Angeles County Assessor’s 2026 Assessment Values of the Parcels
99.2***	Press Release of Focus Universal Inc. dated April 27, 2026
99.3***	Audited Financial Statements of 901 Corporate Center Drive for the Year Ended December 31, 2025 and the Period from January 1, 2026 through April 16, 2026.
99.4***	Pro Forma Financial Statements of as of December 31, 2026 and March 31, 2026 (unaudited)

*	as filed with the Commission on April 27, 2026.
**	as filed with the Commission on April 23, 2026.
***	filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2026

FOCUS UNIVERSAL INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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